Exhibit 99.1

Nano Dimension Announces Financial Results for the Fourth Quarter and Full Year 2025

Full-Year 2025 revenue of $102.4 million, a 77.3% increase over the prior-year period

Company Continues to Drive Meaningful Cost Reductions

Company Issues Full Year 2026 Financial Guidance

Strategic Alternatives Review Advancing with Clear Path Forward Expected in Q2

WALTHAM, MASSACHUSETTS -- March 31, 2026 (GLOBE NEWSWIRE) -- Nano Dimension Ltd. (Nasdaq: NNDM) (“Nano Dimension”, “Nano”, or the “Company”), a leader in digital manufacturing solutions, today announced financial results for the fourth quarter and full year ended December 31, 2025.

The consolidated results incorporate the financial position and performance of Markforged Holding Corporation (“Markforged”) from the acquisition date of April 25, 2025. Desktop Metal, Inc. (“Desktop Metal”) was acquired by the Company on April 2, 2025. The results of Desktop Metal from April 2, 2025 through July 28, 2025 as well as impairment charges related to the Desktop Metal assets and the costs associated with the bankruptcy and deconsolidation are included in Discontinued Operations on the Consolidated Statement of Operations.

Fourth Quarter 2025 Results:

•
Revenue: $35.3 million, a 142.4% increase from $14.6 million year-over-year
•
Gross Margin (“GM”): 37.7%, up from 32.9% year-over-year
•
Adjusted Gross Margin (“Adjusted GM”): 49.7%, up from 36.3% year-over-year
•
Adjusted EBITDA loss: $9.8 million, down from a loss of $18.9 million year-over-year
•
Net Loss from Continuing Operations: $33.9 million, up from a loss of $9.3 million year-over-year
•
Total cash, cash equivalents, deposits and marketable equity securities: $459.6 million as of December 31, 2025, down from $515.5 million as of September 30, 2025. This change of approximately $55.9 million includes $19.8 million of cash used for share repurchases during the quarter and $24.4 million related to changes in the fair value of marketable equity securities.

Full Year 2025 Results:

•
Revenue: $102.4 million, a 77.3% increase from $57.8 million year-over-year
•
GM: 33.5%, down from 43.1% year-over-year
•
Adjusted GM: 46.9%, up from 45.4% year-over-year
•
Adjusted EBITDA loss: $53.2 million, down from a loss of $63.6 million year-over-year
•
Net Loss from Continuing Operations: $100.4 million, up from a loss of $99.9 million year-over-year

More information, including a reconciliation of Adjusted EBITDA and Adjusted Gross Margin to the most directly comparable GAAP financial measure can be found below in this press release under “Non-GAAP Financial Measures” and “Reconciliation of US GAAP to Non-GAAP Measures.”

David Stehlin, Chief Executive Officer, commented, “We delivered a strong finish to 2025, exceeding our fourth-quarter top and bottom line financial guidance. As we move through 2026, we are building on this momentum by continuing to drive operational discipline, reduce our cost structure and lower cash burn across the business. Our focus remains on executing these actions to create value for our shareholders.”

Recent Developments

•
Operating Discipline and Cost Savings: During 2025, the Company made meaningful progress driving cost savings by streamlining operations and focusing resources on priority industry segments and products. Non-GAAP operating expenses* declined sequentially in the fourth quarter to $27.3 million, representing a reduction of more than 16% relative to the previously identified baseline of approximately $32.5 million, which reflects second quarter 2025 operating expenses adjusted to include a full quarter of Markforged. This reduction highlights the substantial execution of the

Company’s previously announced cost reduction initiatives, with the full benefits expected to be realized in early 2026. The Company continues to evaluate additional opportunities to enhance operational performance and believes these initiatives position it to drive improved operating leverage over time.
•
Re-domestication and U.S. Reporting Transition: Effective January 1, 2026, Nano Dimension began reporting as a U.S. domestic issuer. The Company filed its Form 10-K today and anticipates completing the re-domestication process in the first half of 2026, subject to customary approvals. This transition aligns the Company’s reporting and governance framework with U.S. market standards while enhancing transparency for shareholders.
•
Share Repurchases and Capital Allocation: During 2025, the Company remained disciplined in capital allocation while preserving balance sheet strength and strategic flexibility. In the fourth quarter, the Company repurchased approximately 10.9 million shares for approximately $19.2 million under its existing $150 million authorization. Given the ongoing strategic alternatives review process, the Board is carefully evaluating capital deployment priorities and will not be providing forward-looking updates regarding repurchase activity at this time.
•
Strategic Alternatives Review: The Board, with the support of Guggenheim Securities, LLC and Houlihan Lokey, has conducted a thorough and disciplined review of strategic alternatives, evaluating product lines, core technologies, market dynamics and competitive positioning. The Company has made meaningful progress, including reducing losses and improving its product portfolio, while recognizing that a gap remains to achieving sustained profitability. Nano Dimension expects to announce a series of actions in the second quarter of 2026 to clearly define its path forward to maximizing shareholder value.

* More information, including a reconciliation of non-GAAP operating expenses to the most directly comparable GAAP financial measure can be found below in this press release under “Non-GAAP Financial Measures” and “Reconciliation of US GAAP to Non-GAAP Measures.”

2026 Financial Guidance

Following improved visibility exiting 2025 and continued integration of Markforged, the Company is implementing annual financial guidance beginning in 2026 to better reflect the mix of recurring revenue and larger strategic orders that can create quarterly variability.

For the full year 2026, the Company anticipates revenue in the range of $130 million to $140 million, non-GAAP gross margin of 46% to 48%, non-GAAP operating expenses of $106 million to $111 million and Adjusted EBITDA loss in the range of $40 million to $50 million.

Non-GAAP gross margin, non-GAAP operating expenses and Adjusted EBITDA represent non-GAAP financial measures. Additional information can be found below in this press release under “Non-GAAP Financial Measures.”

Conference Call Today

Nano Dimension will host a conference call today at 4:30 p.m. ET to discuss its financial results for the fourth quarter and full year ended December 31, 2025.

Participants can pre-register for the conference call in order to receive dial in information via this link: https://dpregister.com/sreg/10206850/10359dca11a

Participants can also dial-in/connect by following the below:

Listen in via U.S. dial-in: 1-844-695-5517
Listen via international dial-in: 1-412-902-6751

Listen via Israel toll free: 1-80-9212373
Listen via webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=1YPvoqSL

For those unable to participate in the conference call, there will be a replay available from a link on Nano Dimension’s website at https://investors.nano-di.com/events-and-presentations.

About Nano Dimension Ltd.

Driven by strong trends in onshoring, national security, and increasing product customization, Nano Dimension Ltd. (Nasdaq: NNDM) delivers advanced Digital Manufacturing technologies to the defense, aerospace, automotive, electronics, and medical devices industries, enabling rapid deployment of high-mix, low-volume production with IP security and sustainable manufacturing practices. For more information, please visit https://www.nano-di.com/.

Non-GAAP Financial Measures

EBITDA is a non-GAAP measure and is defined as earnings before interest income and expense, income tax (benefit) expense, depreciation and amortization. We believe that EBITDA should be useful in evaluating the performance of our business and operations. EBITDA facilitates operating performance comparisons from period to period and company to company by backing out potential differences caused by variations in capital structures (affecting interest expenses (income), net), and the age and depreciation charges and amortization of fixed and intangible assets, respectively (affecting relative depreciation and amortization expense, respectively) and EBITDA is useful to an investor in evaluating our operating performance because it is widely used by investors, securities analysts and other interested parties to measure a company’s operating performance without regard to the items mentioned above.

Adjusted EBITDA and operating expenses are non-GAAP measures and are defined as earnings before interest income and expense, income tax (benefit) expense, depreciation and amortization, share-based compensation expense, exchange rate differences, finance expenses (income) for revaluation of assets and liabilities, Desktop Metal litigation related expenses, Desktop Metal and Markforged transaction related expenses, restructuring costs, impact of deconsolidation, impairment losses, litigation settlements and step-up amortization from purchase accounting. We believe that Adjusted EBITDA and operating expenses, as described above, should also be useful in evaluating the performance of our business. Like EBITDA, Adjusted EBITDA facilitates operating performance comparisons from period to period and company to company by backing out potential differences caused by variations in capital structures (affecting other financial expenses (income), net), and the age and depreciation charges and amortization of fixed and intangible assets, respectively (affecting relative depreciation and amortization expense, respectively), as well as from share-based payments, restructuring costs, impairment losses, and step-up amortization from purchase accounting. Adjusted EBITDA and operating expenses are useful to an investor in evaluating our operating performance because it is widely used by investors, securities analysts and other interested parties to measure a company’s operating performance without regard to non-cash items, such as expenses related to share-based payments.

Adjusted gross profit, excluding depreciation and amortization, share-based compensation expenses, and step-up amortization from purchase accounting, is a non-GAAP measure. We believe that adjusted gross profit, as described above, should also be useful in evaluating the performance of our business. Adjusted gross profit facilitates gross profit and gross margin comparisons from period to period and company to company by backing out potential differences caused by variations in amortization of inventory and intangible assets. Adjusted gross profit is useful to an investor in evaluating our performance because it enables investors, securities analysts and other interested parties to measure a company’s performance without regard to non-cash items, such as amortization expenses. Adjusted gross margin is calculated by dividing the adjusted gross profit by the revenues.

EBITDA and Adjusted EBITDA, Adjusted gross profit and non-GAAP operating expenses can be useful in evaluating our performance by eliminating the effect of financing and non-cash expenses such as share-based payments, however, we may incur such expenses in the future, which could impact future results. In addition, other companies, including companies in our industry, may calculate non-GAAP metrics differently or not at all, which may reduce the usefulness of this measure as a tool for comparison.

Nano Dimension does not provide a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP measures due to the inherent difficulty in forecasting and quantifying certain significant items. These items are uncertain, depend on various factors and could have a material impact on GAAP reported results for the relevant period.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding Nano’s future growth, strategic plan and value to shareholders, and all other statements other than statements of historical fact that address activities, events or developments that Nano intends, expects, projects, believes or anticipates will or may occur in the future. Forward-looking statements may be characterized by terminology such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. These forward-looking statements involve known and unknown risks and uncertainties, which may cause the Company’s actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Because such statements deal with future events and are based on the current expectations of Nano, they are subject to various risks and uncertainties. The forward-looking statements contained or implied in this communication are subject to other risks and uncertainties, including those discussed under the heading “Risk Factors” in Nano’s annual report on Form 20-F filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2025, and in any subsequent filings with the SEC. Except as otherwise required by law, Nano undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. References and links to websites have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this communication.

Contacts:

Investors: Purva Sanariya

Director, Investor Relations

ir@nano-di.com

Media: Samuel Manning

Principal Manager, External Communications

press@nano-di.com

NANO DIMENSION LTD.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data) (audited)

	December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$204,672	$317,169
Bank deposits	168,997	440,790
Marketable equity securities	84,154	—
Restricted bank deposits	123	537
Trade receivables, net of allowance for doubtful accounts ($861 and $811, respectively)	26,047	9,141
Inventory	32,878	16,899
Other current assets	8,938	4,790
Total current assets	525,809	789,326
Restricted bank deposits	1,610	768
Marketable equity securities	—	86,190
Property, plant and equipment, net	24,840	14,143
Operating lease right-of-use assets	23,789	9,958
Deferred tax assets	424	—
Goodwill	40,388	—
Intangible assets, net	19,434	2,155
Other assets	1,930	—
Total assets	$638,224	$902,540
Liabilities and Equity
Current liabilities:
Trade payables	$11,999	$4,249
Accrued liabilities	19,514	18,771
Deferred revenue	11,873	3,523
Current portion of lease liability	8,923	3,421
Current portion of bank loan	158	138
Total current liabilities	52,467	30,102
Employee benefits	3,697	4,700
Operating lease right-of-use liabilities	23,323	6,707
Bank loan	158	276
Long-term settlement payable	2,974	—
Long-term deferred revenue	3,617	—
Total liabilities	86,236	41,785
Commitments and contingencies
Non-controlling interests	—	715
Equity:
Share capital of NIS 5 par value each; 500,000,000 ordinary shares authorized; 206,811,875 and 215,777,000 shares outstanding as of December 31, 2025 and December 31, 2024, respectively, and 279,306,522 and 273,847,185 shares issued as of December 31, 2025 and December 31, 2024, respectively.	417,084	409,145
Additional paid-in capital	1,297,323	1,297,348
Treasury stock	(192,507)	(167,651)
Accumulated other comprehensive income (loss)	1,048	(1,137)
Accumulated loss	(970,960)	(677,665)
Total equity attributable to common shareholders	551,988	860,040
Total equity	551,988	860,755
Total liabilities and equity	$638,224	$902,540

NANO DIMENSION LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data) (audited)

	For the Year Ended December 31,
	2025(1)	2024	2023
Revenue:
Product	$80,385	$45,557	$47,231
Service	22,052	12,218	9,083
Total revenue	102,437	57,775	56,314
Cost of revenue:
Product	57,923	26,308	23,358
Service	10,169	6,578	6,898
Total cost of revenue	68,092	32,886	30,256
Gross profit	34,345	24,889	26,058
Operating expenses:
Research and development	30,054	39,558	65,146
Sales and marketing	35,713	27,657	34,258
General and administrative	59,766	45,987	55,973
Restructuring	7,581	—	—
Desktop Metal litigation	31,046	—	—
Impairment losses	10,516	1,283	—
Operating loss	(140,331)	(89,596)	(129,319)
(Loss) gain on investment in marketable equity securities	(2,036)	(52,256)	23,462
Other (expense) income, net	(479)	486	1,627
Finance income	35,400	42,573	47,584
Finance expense	(111)	(668)	(367)
Loss before income taxes	(107,557)	(99,461)	(57,013)
Income tax benefit (expense)	7,202	(397)	(62)
Net loss from continuing operations	(100,355)	(99,858)	(57,075)
Net loss from discontinued operations, net of income tax of nil	(193,263)	—	—
Net loss	(293,618)	(99,858)	(57,075)
Less: Net loss attributable to non-controlling interests	(323)	(1,029)	(1,110)
Net loss attributable to common shareholders	$(293,295)	$(98,829)	$(55,965)

Net loss attributable to common shareholders:
Continuing operations - basic and diluted	$(0.46)	$(0.45)	$(0.23)
Discontinued operations - basic and diluted	$(0.90)	$—	$—

Weighted average common shares outstanding, basic and diluted	215,742	218,311	248,019
Net loss	$(293,618)	$(99,858)	$(57,075)
Other comprehensive income (loss):
Foreign currency translation adjustment	1,791	(1,944)	2,368
Remeasurement of pension and post-employment benefit plans, net of tax	312	(2,769)	(1,920)
Comprehensive loss	(291,515)	(104,571)	(56,627)
Less: Comprehensive loss attributable to non-controlling interests	(323)	(1,088)	(1,088)
Comprehensive loss attributable to common shareholders	$(291,192)	$(103,483)	$(55,539)

(1) The results for the year ended December 31, 2025 include the consolidation of Markforged revenue of $54.3 million, gross profit of $13.3 million, and GAAP net loss of $30.0 million.

NANO DIMENSION LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands) (audited)

	For the Year Ended December 31,
	2025	2024	2023
Cash flow from operating activities
Net loss from continuing operations	$(100,355)	$(99,858)	$(57,075)
Adjustments:
Depreciation, amortization and non-cash lease interest	20,455	2,642	1,972
Impairment losses	10,516	1,350	326
Changes in fair value of equity securities	2,037	52,256	(23,462)
Loss from deconsolidation of subsidiaries	1,666	—	—
Share-based compensation expense	4,930	15,721	22,110
Changes in assets and liabilities:
Decrease (increase) in inventory	5,596	387	(340)
(Increase) decrease in other current assets	(175)	6,078	(5,775)
(Increase) decrease in trade receivables	(1,535)	2,950	(5,603)
Increase in deferred tax assets	(7,456)	—	(11)
(Decrease) increase in other payables	(9,993)	(1,150)	4,856
(Decrease) increase in employee benefits	(1,393)	(562)	(1,478)
Increase in trade payables	6,866	47	1,089
Other	(1,426)	1,218	(5,266)
Net cash used in operating activities	(70,267)	(18,921)	(68,657)
Cash flow relating to investing activities
Change in bank deposits	270,755	100,530	(189,060)
Purchase of property plant and equipment	(1,064)	(2,196)	(9,098)
Acquisition of intangible asset	—	(711)	(1,524)
Acquisition of subsidiaries, net of cash acquired	(267,816)	—	—
Deconsolidation of subsidiaries	(476)	—	—
Other	—	—	835
Net cash from (used in) investing activities	1,399	97,623	(198,847)
Cash flow relating to financing activities
Repayment long-term bank debt	(149)	(180)	(536)
Proceeds from non-controlling interests	—	555	1,089
Payment of a liability for contingent consideration in a business combination	—	—	(9,255)
Payments of share price protection recognized in business combination	—	(363)	(4,459)
Repurchase of treasury shares	(24,856)	(69,755)	(96,387)
Net cash used in financing activities	(25,005)	(69,743)	(109,548)
Cash flow relating to discontinued operations
Net cash used in operating activities	(31,017)	—	—
Net cash used in investing activities	(437)	—	—
Net cash provided by financing activities	10,009	—	—
Net cash used in discontinued operations	(21,445)	—	—
(Decrease) increase in cash, cash equivalents and restricted cash	(115,318)	8,959	(377,052)
Effect of exchange rate fluctuations on cash	3,249	(997)	1,292
Cash, cash equivalents and restricted cash at beginning of the year	318,474	310,512	686,272
Cash, cash equivalents and restricted cash at end of the year	$206,405	$318,474	$310,512

Supplemental disclosures of cash flow information
Cash and cash equivalents	$204,672	317,169	309,571
Restricted cash in restricted deposits, current	123	537	60
Restricted cash in restricted deposits, non-current	1,610	768	881
Total cash, cash equivalents and restricted cash shown in the consolidated statements of cash flows	$206,405	$318,474	$310,512

Non-cash operating activity
Intangible asset acquired on credit	—	—	711
Property plant and equipment acquired on credit	17	69	214
Lease liabilities arising from obtaining right-of-use assets	1,167	1,275	929
Non-cash investing activity
Acquisition replacement awards for pre-combination service	2,055	—	—
Supplemental disclosure of cash flow information
Income taxes paid during the year	115	314	136

NANO DIMENSION LTD.
RECONCILIATION OF US GAAP TO NON-GAAP MEASURES
(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
GAAP Net loss from continuing operations	$(33,942)	$(9,333)	$(100,355)	$(99,858)
Tax expense (benefit)	(7,325)	319	(7,202)	397
Depreciation and amortization	2,407	772	7,433	2,642
Interest expense	543	—	971	—
Interest income	(4,503)	(10,092)	(24,636)	(42,573)
Non-GAAP EBITDA (loss)	(42,820)	(18,334)	(123,789)	(139,392)
Finance expenses (income) from revaluation of assets and liabilities	24,431	(5,583)	2,056	52,344
Exchange rate differences	(2,264)	(2,150)	(10,764)	485
Share-based payments expense	1,912	3,213	4,930	15,721
Desktop Metal litigation related expenses	138	—	31,046	—
Desktop Metal and Markforged transaction related expenses	106	3,010	10,614	6,452
Restructuring costs	532	—	7,581	—
Impairment losses	2,110	1,283	10,516	1,283
Acquisition inventory step-up amortization	3,209	—	10,661	—
Litigation settlements and contingencies	3,521	—	4,621	—
Other non-GAAP	(711)	(371)	(711)	(486)
Non-GAAP Adjusted EBITDA from continuing operations	$(9,836)	$(18,932)	$(53,239)	$(63,593)

	Three Months Ended December 31,		Year Ended December 31,
Non-GAAP Cost of Revenue	2025	2024	2025	2024
GAAP Cost of revenue	$21,998	$9,775	$68,092	$32,886
Share-based payments expense	172	228	669	938
Depreciation and amortization	856	266	2,400	374
Acquisition inventory step-up amortization	3,209	—	10,661	—
Non-GAAP Cost of revenue	$17,761	$9,281	$54,362	$31,574

	Three Months Ended December 31,		Year Ended December 31,
Non-GAAP Gross Profit	2025	2024	2025	2024
GAAP Gross profit	$13,317	$4,794	$34,345	$24,889
Share-based payments expense	172	228	669	938
Depreciation and amortization	856	266	2,400	374
Acquisition inventory step-up amortization	3,209	—	10,661	—
Non-GAAP Gross profit	$17,554	$5,288	$48,075	$26,201

	Three Months Ended December 31,		Year Ended December 31,
Non-GAAP Research and Development Expenses	2025	2024	2025	2024
GAAP Research and development expenses	$7,466	$9,449	$30,054	$39,558
Share-based payments expense	454	1,215	1,708	6,079
Depreciation and amortization	424	493	1,432	1,355
Non-GAAP Research and development expenses	$6,588	$7,741	$26,914	$32,124

	Three Months Ended December 31,		Year Ended December 31,
Non-GAAP Sales and Marketing Expenses	2025	2024	2025	2024

GAAP Sales and marketing expenses	$10,065	$6,504	$35,713	$27,657
Share-based payments expense	208	274	896	1,649
Depreciation and amortization	769	143	2,221	518
Non-GAAP Sales and marketing expenses	$9,088	$6,087	$32,596	$25,490

	Three Months Ended December 31,		Year Ended December 31,
Non-GAAP General and Administrative Expenses	2025	2024	2025	2024
GAAP General and administrative expenses	$16,681	$14,743	$59,766	$45,987
Share-based payments expense	1,078	1,496	1,657	7,055
Depreciation and amortization	358	(130)	1,380	395
Desktop Metal and Markforged transaction related expenses	106	3,010	10,614	6,452
Other non-GAAP	—	—	—	(115)
Litigation settlements and contingencies	3,521	—	4,621	—
Non-GAAP General and administrative expenses	$11,618	$10,367	$41,494	$32,200

	Three Months Ended December 31,		Year Ended December 31,
Non-GAAP Operating Loss	2025	2024	2025	2024
GAAP Operating loss	$(23,675)	$(27,185)	$(140,331)	$(89,596)
Share-based payments expense	1,912	3,213	4,930	15,721
Depreciation and amortization	2,407	772	7,433	2,642
Desktop Metal litigation related expenses	138	—	31,046	—
Desktop Metal and Markforged transaction related expenses	106	3,010	10,614	6,452
Restructuring costs	532	—	7,581	—
Impairment losses	2,110	1,283	10,516	1,283
Acquisition inventory step-up amortization	3,209	—	10,661	—
Litigation settlements and contingencies	3,521	—	4,621	—
Other non-GAAP	—	—	—	(115)
Non-GAAP Operating loss	$(9,740)	$(18,907)	$(52,929)	$(63,613)